Van Kampen Municipal Opportunity Trust II
                       Item 77(o) 10F-3 Transactions
                     April 1, 2002 - October 31, 2002



  Security    Purcha  Offeri     Total     Amount     % of   % of   Brokers
 Purchased     se/      ng     Amount of     of     Offerin  Funds
              Trade    Price   Offering    Shares      g     Total
               Date     of                 Purchas  Purchas  Asset
                      Shares                 ed        ed      s
                                           By Fund  By Fund
Metropolita   06/05/  Variou  1,725,100,0  3,000,0   0.174%  0.1%
     n        02         s        00         00                       Lehman
Transportat                                                         Brothers,
    ion                                                                Bear
 Authority                                                           Stearns,
                                                                      First
                                                                    Albany, JP
                                                                     Morgan,
                                                                     Merrill
                                                                      Lynch,
                                                                      Morgan
                                                                     Stanley,
                                                                     Salomon
                                                                      Smith
                                                                     Barney,
                                                                      Paine
                                                                     Webber,
                                                                     ABN AMRO
                                                                    financial,
                                                                      Advest
                                                                    Inc, CIBC
                                                                      World
                                                                    Mordests,
                                                                     Commerce
                                                                     Capital,
                                                                    Fahnestock
                                                                       &Co,
                                                                     Jackson
                                                                       Sec,
                                                                    Qucik&Reil
                                                                       ly,
                                                                    Ramirez&Co
                                                                    , Raymond
                                                                    James, RBC
                                                                       Dain
                                                                    Rauscher,
                                                                    Roosevelt&
                                                                      Cross
                                                                     Siebert
                                                                    Brandford
                                                                      Shank,
                                                                     Wachovia
                                                                       Bank